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          AIM ADVANTAGE HEALTH SCIENCES FUND - CLASS A, B AND C SHARES

                        Supplement dated November 8, 2006
                    to the Prospectus dated December 20, 2005
         as supplemented January 17, 2006, April 21, 2006, May 8, 2006,
                       July 5, 2006 and September 20, 2006



The Board of Trustees of AIM Counselor Series Trust ("ACST"), unanimously approved, on November 8, 2006, an Agreement and Plan of Reorganization ("Agreement") pursuant to which AIM Advantage Health Sciences Fund ("Advantage Health Sciences Fund"), a series of ACST, would transfer all of its assets to AIM Global Health Care Fund ("Global Health Care Fund"), a series of AIM Investment Funds. The Agreement requires approval by Advantage Health Sciences Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about March 15, 2007. If the Agreement is approved by shareholders of Advantage Health Sciences Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter.

Upon closing of the transaction, shareholders of Advantage Health Sciences Fund will receive a corresponding class of shares of Global Health Care Fund in exchange for their shares of Advantage Health Sciences Fund, and Advantage Health Sciences Fund will cease operations.

It is anticipated that Advantage Health Sciences Fund will close to new investors during the first quarter of 2007.